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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date earliest event reported): January 20, 2000


                         ACCEL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                    0-8162                       31-0788334
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)

 75 West Street, Simsbury, Connecticut                                  06070
(Address of principle executive office)                               (Zip Code)



Registrant's telephone number, including area code: (860)-843-7600)



(Former Name or Former Address, if Changed Since Last Report)
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                                                                 0-8162

ACCEL INTERNATIONAL CORPORATION

                                    FORM 8-K
                                 CURRENT REPORT
                  AMENDMENT TO FORM 8-K FILED FEBRUARY 4, 2000


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  On February 4, 2000, ACCEL International Corporation ("ACCEL") filed Form 8-K related to the acquisition by Accelerated Agency Group, Inc., a Florida corporation and wholly-owned subsidiary of ACCEL, of substantially all of the assets of Unistar Florida Holdings, Inc. ("Unistar"), a Florida corporation and a formally wholly-owned subsidiary of Unistar Financial Services Corp., a Delaware Corporation, pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated as of January 20, 2000.

                  No financial statements of Unistar were provided in that Form 8-K filing. In that Form 8-K filing, a statement was made that such financials will be provided when they become available.

                  Since that filing, the financials of Unistar have become available. However, in accordance with Rule 3-05 under Regulation S-X as promulgated by the Securities and Exchange Commission, none of the conditions exceeds 20 percent, and therefore the financial statements are not required to be filed.

         (b)      Pro Forma Financial Information.

                  No pro forma financial information is provided in this Current Report on Form 8-K since the same conditions for exemptions under said Rule 3-05 for filing of Financial Statements also applies to pro forma statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION                             Date:  July 28, 2000


     -------------------------------              ------------------------------
By:  /s/ Gerald H. Pastor                    By:  /s/ Richard A. Lawrence
         Gerald H. Pastor                             Richard A. Lawrence
         President & Chief Executive                  Vice President, CFO &
           Officer                                      Treasurer



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